SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

Anixa Biosciences, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ANIXA BIOSCIENCES, INC.

3150 Almaden Expressway, Suite 250

San Jose, CA 95118

September 12, 2019

To the Stockholders of Anixa Biosciences, Inc.:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 11:00 a.m. on Wednesday, October 23, 2019, at the offices of the Company at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118, to consider and vote upon the following proposals:

1.          To elect Dr. Amit Kumar, Dr. Arnold Baskies, David Cavalier, Emily Gottschalk, Dr. John Monahan and Lewis H. Titterton, Jr. as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2020 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.          To approve on a non-binding, advisory basis the compensation of our named executive officers;

3.          To select on a non-binding, advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation;

4.          To ratify the appointment by the Board of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019; and

5.          To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, A vote FOR the approval on a non-binding, advisory basis of the compensation of our named executive officers, A vote FOR ONE year for the frequency of conducting future stockholder advisory votes on named executive officer compensation, A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2019 AND “FOR” EACH OF THE OTHER PROPOSALS SUBMITTED AT THE ANNUAL MEETING.

The Board has fixed the close of business on August 30, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Meeting.

Sincerely yours,

/s/ Dr. Amit Kumar
Dr. Amit Kumar
Chairman, President and Chief Executive Officer
Anixa Biosciences, Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, please read the proxy statement and promptly vote your proxy VIA the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN.  IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, OUR QUARTERLY REPORTS ON FORM 10-Q FOR THE QUARTERS ENDED JULY 31, 2019, APRIL 30, 2019 AND JANUARY 31, 2019 AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2018 ARE AVAILABLE ON THE INTERNET AT http://ir.ANIXA.com/sec-filings OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

Anixa Biosciences, Inc.

3150 Almaden Expressway, Suite 250

San Jose, CA 95118

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on October 23, 2019

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Anixa Biosciences, Inc. (the “Company”) for use at the 2019 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Meeting”). The Meeting will be held at 11:00 a.m. on Wednesday, October 23, 2019, at the offices of the Company at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118, for the following purposes:

1.          To elect Dr. Amit Kumar, Dr. Arnold Baskies, David Cavalier, Emily Gottschalk, Dr. John Monahan and Lewis H. Titterton, Jr. as directors (the “Director Nominees”) to serve on the Company’s Board for a one-year term that expires at the 2020 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.          To approve on a non-binding, advisory basis the compensation of our named executive officers;

3.          To select on a non-binding, advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation;

4.          To ratify the appointment by the Board of Haskell & White LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019; and

5.          To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees, “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, “FOR” one year for the frequency of conducting future stockholder advisory votes on named executive officer compensation, a vote “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019 and “FOR” each of the other proposals submitted at the annual meeting.

Stockholders of record of our common stock at the close of business on August 30, 2019 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend this Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Meeting, please vote your proxy via the internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. Even if you have previously submitted your proxy, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Meeting by visiting the website: http://www.anixa.com/.

v

Each share of common stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

            This notice and the attached proxy statement are first being disseminated to stockholders on or about September 12, 2019.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Michael J. Catelani
Michael J. Catelani
Secretary, Chief Operating Officer &
Chief Financial Officer
Anixa Biosciences, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES, THE APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, ONE YEAR FOR THE FREQUENCY OF CONDUCTING FUTURE STOCKHOLDER ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION, THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR as the Company’s independent registered public accounting firm FOR THE FISCAL YEAR ENDING OCTOBER 31, 2019 AND EACH OF THE OTHER PROPOSALS SUBMITTED AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on October 23, 2019: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended October 31, 2018, is available at: http://www.anixa.com/.

PROXY STATEMENT

Anixa Biosciences, Inc.

ANNUAL MEETING OF STOCKHOLDERS

to be held at 11:00 a.m. on Wednesday, October 23, 2019

at the offices of the Company at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the 2019 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 11:00 a.m. on Wednesday, October 23, 2019, at the offices of the Company at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about September 12, 2019. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to Anixa Biosciences, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

• This Proxy Statement for the Meeting; and

• The Company’s Annual Report on Form 10-K for the year ended October 31, 2018.

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to the Company’s stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found with the Internet Availability Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Internet Availability Notice or request to receive a printed set of the proxy materials. Stockholders may request to receive proxy materials in printed form by telephone, mail, by logging on to http://www.proxyvote.com or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

• View the Company’s proxy materials for the Meeting on the Internet; and

• Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.01 per share (“Common Stock”), on August 30, 2019 (the “Record Date”) may attend and vote at the Meeting. There were 20,207,261 shares of Common Stock outstanding on the Record Date. All shares of Common Stock have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page [  ] of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Dr. Amit Kumar, our Chairman, President and Chief Executive Officer, and Michael Catelani, our Chief Operating Officer and Chief Financial Officer, as your representatives at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Dr. Kumar and Mr. Catelani to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote:

1.                  To elect Dr. Amit Kumar, Dr. Arnold Baskies, David Cavalier, Emily Gottschalk, Dr. John Monahan and Lewis H. Titterton, Jr. as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2020 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To approve on a non-binding, advisory basis the compensation of our named executive officers;

3.                  To select on a non-binding, advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation;

4.                  To ratify the appointment by the Board of Haskell & White LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019;

5.                  To transact such other business as may properly come before the Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all of the Director Nominees, “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, “FOR” one year for the frequency of conducting future stockholder advisory votes on named executive officer compensation, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019 and “FOR” each of the other proposals that may be put before the stockholders at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

If I am a stockholder of record of the Company’s Common Stock, how do I vote?

            There are four ways to vote:

(1)        Via the Internet. You may vote by proxy via the Internet by following the instructions provided with the Internet Availability Notice.

(2)        Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Internet Availability Notice.

(3)        In person. If you are a stockholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive.

(4)        By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are four ways to vote:

(1)        Via the Internet. You may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

(2)        Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Internet Availability Notice.

(3)        In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

(4)        By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of proxy materials:

•	By mail: You may obtain a paper copy of the proxy materials by writing to us at Anixa Biosciences, Inc., 3150 Almaden Expressway, Suite 250, San Jose, CA 95118, Attn: Michael Catelani, Secretary.

•	By telephone. You may obtain a paper copy of the proxy materials by calling 1 (800)-579-1639 or the Company at (408) 708-9808.

•	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.proxyvote.com.

•	By Email: You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com.

Please make your request for a paper copy as instructed above on or before October 9, 2019 to facilitate timely delivery.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•                     sending a written notice to Michael Catelani, our corporate Secretary, stating that you would like to revoke your proxy of a particular date;

•                     signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•                     attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the election of directors), you may vote “for” all of the Director Nominees or “withhold” authority to vote for one or all of the Director Nominees. With respect to proposal 2 (non-binding advisory vote on executive compensation), you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. With respect to proposal 3 (frequency vote on how often to a hold non-binding advisory vote on executive compensation), you may vote to hold non-binding advisory vote on executive compensation every “three years,” “two years,” or “one year” or you may “abstain” from casting a vote on such proposal. With respect to proposal 4 (ratification of the Auditor), you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors, the non-binding advisory vote on executive compensation and the frequency vote on how often to hold a non-binding advisory vote on executive compensation are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the six persons receiving the highest number of affirmative votes at the Meeting will be elected.

How many votes are required to approve the non-binding advisory vote on executive compensation?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock entitled to vote is required to approve on a non-binding advisory basis the compensation of our named executive officers. With respect to an abstention, the shares will be considered present and entitled to vote at the Meeting, but they will have no effect on the vote of this proposal.

How many votes are required to approve the frequency vote on how often to a hold non-binding advisory vote on executive compensation?

The frequency of conducting future stockholder advisory votes on named executive officer compensation (which will be either every year, every two years or every three years) will be determined by the frequency that receives the largest number of votes. With respect to an abstention, the shares will be considered present and entitled to vote at the Meeting, but they will have no effect on the vote of this proposal.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending October 31, 2019.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the Director Nominees, “for” the approval on a non-binding, advisory basis of the compensation of our named executive officers, “for” one year for the frequency of conducting future stockholder advisory votes on named executive officer compensation, “for” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019 and “for” each of the other proposals that may be put before the stockholders at the Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our corporate Secretary, Michael Catelani, at (408) 708-9808 or by sending a letter to Mr. Catelani at the offices of the Company at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118 with any questions about proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of Anixa Biosciences, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on October 23, 2019, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about September 12, 2019.  This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, Place of Meeting

            The Meeting will be held on at 11:00 a.m. on Wednesday, October 23, 2019, at the offices of the Company at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.                  To elect the Director Nominees to serve on the Board for a one-year term that expires at the 2020 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To approve on a non-binding, advisory basis the compensation of our named executive officers;

3.                  To select on a non-binding, advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation;

4.                  To ratify the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019;

5.                  To transact such other business as may properly come before the Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote “FOR” each of the Director Nominees, “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, “FOR” one year for the frequency of conducting future stockholder advisory votes on named executive officer compensation, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019 and “FOR” each of the other proposals that may be put before the stockholders at the Meeting.

Record Date and Voting Power

            Our Board fixed the close of business on August 30, 2019, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 20,207,261 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 20,207,261 votes may be cast at this Meeting.

Quorum and Required Vote

            A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

            In the election of directors, the six persons receiving the highest number of affirmative votes cast at the Meeting will be elected. Votes marked “withheld” and broker non-votes will have no effect on the election of directors.

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock entitled to vote is required to approve on a non-binding advisory basis the compensation of our named executive officers. With respect to an abstention, the shares will be considered present and entitled to vote at the Meeting, but they will have no effect on the vote of this proposal.

The frequency of conducting future stockholder advisory votes on named executive officer compensation (which will be either every year, every two years or every three years) will be determined by the frequency that receives the largest number of votes. With respect to an abstention, the shares will be considered present and entitled to vote at the Meeting, but they will have no effect on the vote of this proposal.

            The affirmative vote of a majority of the votes cast in person or by proxy is required to ratify the Auditor as our independent registered public accounting firm for the year ending October 31, 2019. Abstentions will have no effect on the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

Voting

There are four ways to vote:

1.                  Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card or Internet Availability Notice; have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number and to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card and Internet Availability Notice, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board. If you are not a record holder, you may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

2.                  Via Telephone.  Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Internet Availability Notice.

3.                  In person.  If you are a stockholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive. If you are a beneficial owner of shares of Common Stock held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

4.                  By mail.  You may vote by mail. If you request printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you request printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Meeting, it is possible that other matters may be presented at the Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

A special note for those who plan to attend the Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Meeting unless you obtain a legal proxy from the record holder of your shares.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, as amended, or our Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

            You can contact our corporate Secretary, Michael Catelani, at (408) 708-9808 or by sending a letter to Mr. Catelani at offices of the Company at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118. The Company’s telephone number at such address is (408) 708-9808.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, “FOR” ONE year for the frequency of conducting future stockholder advisory votes on named executive officer compensation, “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR as the Company’s independent registered public accounting firm FOR THE FISCAL YEAR ENDING OCTOBER 31, 2019 AND “FOR” EACH OF THE OTHER PROPOSALS.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Meeting.  Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2020 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he or she is willing to be named as a nominee and each is willing to serve, or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications

            We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below.  The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of five directors, Dr. Amit Kumar, Dr. Arnold Baskies, David Cavalier, Dr. John Monahan and Lewis H. Titterton, Jr.  On August 8, 2019, the Board resolved to increase the number of directors of the Board to six, effective as of this Meeting. At the Meeting, six directors are to be elected, each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify.  Each of the current directors have been nominated for reelection to the Board and Ms. Gottschalk has been nominated as a director to the Board for the first time.  All of the Director Nominees are available for election as members of the Board.  If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board (if Ms. Gottschalk becomes unavailable for election, the Board will likely nominate a qualified female to replace her on the Board since pursuant to the laws of the State of California, each public company having its principal executive offices in the state of California is required to have a least one female board member on or prior to December 31, 2019).

The following sets forth the biographical background information for all of our Director Nominees:

Dr. Kumar has served as our President and Chief Executive Officer since July 2017, as a director of the Company since November 2012 and as Chairman of the Board since August 2016.  From June 2015 until August 2016, he served as Vice Chairman of the Board.  Dr. Kumar served as a strategic advisor to the Company since September 2012.  He has been Executive Chairman of the board of directors of Anixa Diagnostics Corporation, a wholly-owned subsidiary of the Company since June 2015.  Upon his appointment as Executive Chairman of the Company, Dr. Kumar resigned from his position as the CEO of Geo Fossil Fuels LLC, an energy company, which he had held since December 2010.  From September 2001 to June 2010, he was President and CEO of CombiMatrix Corporation, a NASDAQ listed biotechnology company and also served as director from September 2000 to June 2012.  He was Vice President of Life Sciences of Acacia Research Corporation, a publicly traded investment company, from July 2000 to August 2007 and also served as a director from January 2003 to August 2007.  Dr. Kumar has served as Chairman of the board of directors of Ascent Solar Technologies, Inc., a publicly-held solar energy company, since June 2007.  He served as a director of Aeolus Pharmaceuticals, Inc., a publicly traded biotechnology company, from June 2004 to June 2018.  Dr. Kumar is Chairman of Actym Therapeutics, a private biotechnology company.  Dr. Kumar has served on the board of the American Cancer Society since 2016.  Dr. Kumar holds an A.B. in Chemistry from Occidental College.  After graduate studies at Stanford University and Caltech, he received his Ph.D. from Caltech and completed his post-doctoral training at Harvard University.  He has experience in technology driven startups, both at the board of directors and operating levels, in a broad variety of areas including finance, acquisitions, research and development, and marketing, and, as described above, has served as a director and/or officer of various publicly traded companies.

Dr. Baskies has served on our Board since September 2018.  He previously served as a director of the Company from August 2016 until September 2017.  Arnold M. Baskies, MD, FACS, is a surgical oncologist at Virtua Health Systems in southern New Jersey, where he specializes in surgical oncology and general surgery.  He trained at Boston University Medical Center and the Surgery Branch of the National Cancer Institute (“NIH”) where his early research involved immunotherapy.  He has extensive experience in all facets of general surgical problems, with special interests in the treatment of breast cancer, gastrointestinal cancers, thyroid cancer, melanoma, and parathyroid disease, and is a co-investigator in several national studies dealing with breast cancer prevention.  He served as chairman of the New Jersey Governor’s Task Force on Early Detection, Prevention and Treatment of Cancer, having created and chaired the cancer control plan for the state from 2000-2016, and is a member of numerous societies, including the Society of Surgical Oncology, the American Society of Breast Surgeons, and the American College of Surgeons.  Dr. Baskies has been involved with the American Cancer Society for 40 years.  He was awarded the Society’s Silver Chalice Award in 1998 and the Society’s St. George National Award in 2009.  He has held leadership positions at many levels of the organization, including service as the first board scientific officer for the American Cancer Society Board of Directors in 2015, and was the chief medical officer and Chairman of the Board of Directors of the former Eastern Division of the American Cancer Society.  In 2017, he served as the Chairman of the Board of the American Cancer Society.  He presently serves as immediate past chair of the American Cancer Society Board of Directors, having served as a member of the Board of Directors since 2013.  He currently chairs the Global Cancer Control Advisory Council for the society.  He received a medical degree from Boston University School of Medicine in 1975 and a bachelor of arts degree from Boston University College of Liberal Arts in 1971.

Mr. Cavalier has served on our Board since September 2018.  He is a seasoned executive and investor with over 20 years of experience in the biotechnology sector.  He is currently the Chief Operating Officer of Mab & Stoke, Inc., a direct-to-consumer health and wellness company.  Previously, he was the President and Chief Operating Officer of Ambrosia Medical, LLC, a company providing therapy for age related diseases.  He was the Chairman, from 2004 to 2018, and Chief Financial Officer, from 2013 to 2018, of Aeolus Pharmaceuticals, Inc., a biotechnology company where in 2011 he was instrumental in winning and managing a $118 million advanced research and development contract from the U.S. Government.  Prior to Aeolus, Mr. Cavalier was the founder, portfolio manager and Chief Operating Officer of Xmark Opportunity Partners, a biotechnology investment firm.  Xmark was an activist fund, focused on creating positive change at the board and management level for portfolio companies.  He began his biotech investment career at Brown Simpson Asset Management, where he co-managed the life sciences investment group.  Mr. Cavalier previously worked for Tiger Real Estate, a private investment fund sponsored by Tiger Management Corporation.  He began his career in the Investment Banking Division of Goldman, Sachs & Co. working on debt and equity offerings for public and private real estate companies.  Mr. Cavalier currently serves as the Chairman of the New York Advisory Board for Enterprise Community Partners, a non-profit focused on policy, program and capital solutions for affordable housing.  He received his B.A. from Yale University and his M.Phil. from Oxford University.

Ms. Gottschalk is an experienced marketer with over 30 years of developing products for the consumer marketplace.  She has been the CEO of The Garr Group, Inc. since 1997, a diverse entertainment and new product development company that she founded that sells entertainment and general merchandise to the mass, specialty and on-line market.  Ms. Gottschalk co-founded IdeationUSA, LLC in 2017, a product development company focused on bringing innovative electronics to the consumer market.  IdeationUSA identifies “white space” opportunities in the marketplace and defines and develops products that uniquely touch consumers lives.  Ideation is equally focused on brick and mortar, on-line and emerging distribution channels.  Previously, she was Marketing Director of Zany Brainy, a children’s educational toy store that she launched.  Since 1997, Ms. Gottschalk’s companies have produced over 150 million CD’s/DVD’s to the US retail market, developed a proprietary Android tablet called “RealPad, by AARP” with Intel and has created private label brands across the home and craft market.  She is a graduate of Cornell University’s School of Hotel Administration and serves on the board of several philanthropic organizations.

Dr. Monahan has served on our Board since August 2016.  He is an experienced executive and has served on a number of biotechnology company boards over the years.  He is currently a Scientific Advisory Consultant for Synthetic Biologics, Inc., a publicly traded biotechnology company, and from 2010 through 2015 he was the Sr. Executive Vice President of Research & Development at Synthetic Biologics, Inc.  He is also a director of Heat Biologics, Inc., a publicly traded biotechnology company, a position that he has held since 2011, and was a director of Tacere Therapeutics, Inc., a privately held biotechnology company, from 2006 to 2012.  In addition to his work with public companies, Dr. Monahan is also currently a member of the Scientific Advisory Board of Agilis Biotherapeutics, Inc., a position that he has held since 2014, and is a board member of several other biotechnology companies.  In addition, in 1992 he founded Avigen, Inc., a biotech company that pioneered the development of gene medicines based on adeno-associated virus vectors, now an industry standard.  Over a 12-year period as its CEO, Dr. Monahan took Avigen public through an initial public offering raising over $235 million and led the company through several Investigational New Drug (IND) applications.  Prior to Avigen, Dr. Monahan served as Vice President - Research and Development at Somatix B.V., and Director of Molecular & Cell Biology at Triton Biosciences, Inc.  He was also previously Research Group Chief, Department of Molecular Genetics at Hoffmann-LaRoche Inc., and Adjunct Assistant Professor, Department of Cell Biology at New York University.  Dr. Monahan earned a Ph.D. in Biochemistry from McMaster University, Hamilton, Canada, and a B.S. in Science from University College, Dublin, Ireland.  Dr. Monahan has over 50 publications in scientific literature and has made hundreds of presentations and public TV appearances, to scientific groups, investors and the general public over the years.

Mr. Titterton has served as a director since July 2017, and as Lead Independent Director since July 2018.  He previously served as a director of the Company from August 2010 through August 2016, as the Chairman of the Board from July 2012 through August 2016, and interim Chief Executive Officer from August 2012 until September 2012.  He served on the board of directors of ParkerVision, Inc., a publicly traded wireless technology company from September 2018 to April 2019. His background is in high technology with an emphasis on health care and was the Chairman of the Board of Directors of NYMED, Inc., a diversified health services company, from 1989 until October 2018.  Mr. Titterton founded MedE America, Inc. in 1986 and was Chief Executive Officer of Management and Planning Services, Inc. from 1978 to 1986.  Mr. Titterton also served as one of our Directors from July 1999 to January 2003. He holds an MBA from the State University of New York at Albany, and a B.A. degree from Cornell University.  Mr. Titterton has been involved with our Company as a director or investor for over twenty years.  Mr. Titterton also has substantial experience with advising on the strategic development of technology companies and over forty years of experience in various aspects of the technology industry.

We believe that our Director Nominees represent a desirable mix of backgrounds, skills, experiences and gender. Below are some of the specific experiences, qualifications, attributes or skills of each Director Nominee in addition to the biographical information provided above that led to the conclusion that each person should serve as one of our directors in light of our business and structure:

Dr. Kumar is an expert in the diagnostics field and the inventor of CchekTM, and has experience in technology driven startups, both at the board and operating levels, in a broad variety of areas including finance, acquisitions, R&D, and marketing, and has served as a director and officer of other publicly traded companies.

Dr. Baskies is an experienced surgical oncologist who has previously served as the Chairman of the National Board of Directors of the American Cancer Society.

Mr. Cavalier is an experienced executive and investor in the biotechnology field and has run a publicly traded biotechnology company, and has managed a biotechnology investment fund.

Ms. Gottschalk is an experienced executive and marketer and has started and run companies selling products to the consumer market.

Dr. Monahan is an experienced executive, having started, built and run a publicly traded biotechnology company, and has served as a director on a number of biotechnology company boards.

Mr. Titterton has been involved with our Company as a director or investor for over twenty years. Mr. Titterton also has substantial experience with advising on the strategic development of technology companies and over forty years of experience in various aspects of the technology industry.

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board.

Required Vote

            In the election of directors, the six persons receiving the highest number of affirmative votes cast at the Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the current directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position with the Company	Director and/or Executive Officer Since
Dr. Amit Kumar	55	Chairman of the Board, President and Chief Executive Officer	2012
Dr. Arnold Baskies	70	Director	2018
David Cavalier	50	Director	2018
Dr. John Monanhan	72	Director	2016
Lewis H. Titterton, Jr.	75	Director	2017
Michael J. Catelani	52	Chief Operating Officer and Chief Financial Officer	2016

            Mr. Catelani has served as our Chief Operating Officer since July 2017 and as our Chief Financial Officer since November 2016.  Mr. Catelani is a seasoned executive with over 30 years of experience in finance and operations.  From October 2012 to July 2017, he served as a contract Chief Financial Officer to a number of established privately held businesses in the biotechnology field.  In July 2006, he co-founded Tacere Therapeutics, Inc., a privately held biotechnology company, and served as its Chairman, President and Chief Financial Officer until its sale in October 2012.  While at Tacere, Mr. Catelani was instrumental in establishing and managing a $150 million drug development collaboration with Pfizer, Inc.  Prior to Tacere, he served on the Board of Directors and was the Chief Financial Officer of Benitec Biopharma Limited, an Australian Stock Exchange-listed biotechnology company.  Prior to Benitec, Mr. Catelani served as Vice President and Chief Financial Officer at Axon Instruments, Inc., a U.S. corporation publicly traded on the Australian Stock Exchange that was a leading designer and manufacturer of instrumentation and software systems for biotechnology and diagnostics research.  Prior to Axon, he served as the Vice President of Finance for Media Arts Group, Inc., an NYSE-listed company.  Mr. Catelani has also worked with several early stage start-up companies in a variety of industries, including biotechnology, cleantech and retail, in both advisory and management roles.  Mr. Catelani began his professional career at Ernst & Young and is a CPA (Inactive).  He holds a B.S. degree in business administration, with a concentration in accountancy, from Sacramento State University and an MBA from the University of California, Davis.

Except for Drs. Kumar and Monahan and Messrs. Cavalier and Titterton, none of our current directors or executive officers has served as a director of another public company within the past five years.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer.  There are no family relationships between any of the Company’s directors, Director Nominees or executive officers.  To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors, Director Nominees or executive officers.

Board of Directors and Corporate Governance

General

Our Board oversees the activities of our management in the handling of the business and affairs of our company.  Our common stock trades on the NASDAQ Capital Markets and we are subject to listing requirements which include the requirement that our Board be comprised of a majority of “independent” directors.  Dr. Arnold Baskies, David Cavalier, Dr. John Monahan and Lewis H. Titterton, Jr. (our Lead Independent Director) currently meet the definition of “independent” as defined by the SEC. The Board also believes that Ms. Gottschalk will qualify as an “independent” director if elected to the Board. The Board of Directors has separately designated audit, nominating and compensation committees. Our Chairman, Dr. Amit Kumar, is an employee of the Company and as such does not qualify as an “independent” director.

Committees of the Board

On July 9, 2015, the Board established an audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating and corporate governance committee (the “Nominating Committee”). Each committee has a charter which will be reviewed on an annual basis by the members of such committee. A current copy of each committee charter is available to stockholders on the Company’s website at http://ir.anixa.com/committee-charters.

            Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. The audit committee will be at all times composed of exclusively independent directors who are “financially literate,” meaning they are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, the committee will have at least one member who qualifies as an “audit committee financial expert” as defined in rules and regulations of the SEC.

The principal duties and responsibilities of the Company’s audit committee are to appoint the Company’s independent auditors, oversee the quality and integrity of the Company’s financial reporting and the audit of the Company’s financial statements by its independent auditors and in fulfilling its obligations, the Company’s audit committee will review with the Company’s management and independent auditors the scope and result of the annual audit, the auditors’ independence and the Company’s accounting policies.

The audit committee will be required to report regularly to the Board to discuss any issues that arise with respect to the quality or integrity of the Company’s financial statements, its compliance with legal or regulatory requirements and the performance and independence of the Company’s independent auditors.

            Audit Committee Report

Review with Management.  The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors.  The Audit Committee discussed with the Auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee also received written disclosures and the letter from the Auditor required by applicable requirements of the PCAOB regarding the Auditor’s communications with the Audit Committee concerning independence and has discussed with the Auditor their independence.

Conclusion.  Based on the review and discussions referred to above, the Audit Committee determined to include our audited financial statements in our Annual Report on Form 10-K for fiscal year 2018, for filing with the SEC.

The members of the Audit Committee are Dr. John Monahan (Chairman), Dr. Arnold Baskies and Lewis H. Titterton, Jr.  Our Board has determined that Dr. Monahan qualifies as an Audit Committee financial expert as defined by SEC rules, based on his education, experience and background.  Please see Dr. Monahan’s biographical information above for a description of his relevant experience.

            Compensation Committee

The Compensation Committee will be at all times composed of exclusively independent directors. Among other functions, the Compensation Committee will oversee the compensation of the Company’s chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof. The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

The members of the compensation committee are Lewis H. Titterton, Jr. (Chairman), Dr. Arnold Baskies and Dr. John Monahan.

Compensation Committee Processes and Procedures.  The Compensation Committee meets at least two times per year and with greater frequency, if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may negotiate the terms of his or her compensation with the Compensation Committee, but the Chief Executive Officer does not participate in, and is not present during, deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisers and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, to the extent required by SEC and Nasdaq rules, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

The Compensation Committee generally holds one or more meetings during the fourth quarter of the calendar year to discuss and make recommendations to the Board for annual compensation adjustments, annual bonuses, annual equity awards, and new corporate performance objectives. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year.  For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer.  In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines recommendations to the Board regarding any adjustments to his compensation as well as awards to be granted.  For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, compensation data from comparative companies, compensation surveys, and recommendations of any compensation consultant, if applicable.

            Nominating and Corporate Governance Committee

The Nominating Committee will be at all times composed of exclusively independent directors. The principal duties and responsibilities of the Nominating Committee are to identify qualified individuals to become board members, recommend to the Board individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to the Board the Company’s corporate governance guidelines. In selecting directors, the Nominating Committee will consider candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below.  The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise.

•     Candidates should be individuals of personal integrity and ethical character.

•     Candidates should have background, achievements, and experience that will enhance our Board.  This may come from experience in areas important to our business, substantial accomplishments or prior or current associations with institutions noted for their excellence.

•     Candidates should have demonstrated leadership ability, the intelligence and ability to make independent analytical inquiries and the ability to exercise sound business judgment.

•     Candidates should be free from conflicts that would impair their ability to discharge the fiduciary duties owed as a director to the Company and its stockholders, and we will consider directors’ independence from our management and stockholders.

•     Candidates should have, and be prepared to devote, adequate time and energy to the Board and its committees to ensure the diligent performance of their duties, including by attending meetings of the Board and its committees.

•     Due consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds and experiences, as well as age, gender and ethnicity.

•     Consideration will also be given to relevant legal and regulatory requirements.

We are of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors accumulate during their tenure.  Accordingly, the process of the Nominating Committee for identifying nominees for directors will reflect our practice of generally re-nominating incumbent directors who continue to satisfy the Board’s criteria for membership on the Board, whom the Nominating Committee believes continue to make important contributions and who consent to continue their service on the Board.  If the Nominating Committee determines that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term, and that there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Nominating Committee’s view the incumbent should not be re-nominated, the Nominating Committee will, absent special circumstances, generally propose the incumbent director for re-election.  Although we do not have a formal policy regarding the consideration of diversity in identifying and evaluating potential director candidates, the Nominating Committee will take into account the personal characteristics (gender, ethnicity and age), skills and experience, qualifications and background of current and prospective directors’ diversity as one factor in identifying and evaluating potential director candidates, so that the Board, as a whole, will possess what the nominating and corporate governance committee believes are appropriate skills, talent, expertise and backgrounds necessary to oversee our Company’s business.

If the incumbent directors are not nominated for re-election or if there is otherwise a vacancy on the Board, the Nominating Committee may solicit recommendations for nominees from persons that the Nominating Committee believes are likely to be familiar with qualified candidates, including from members of the Board and management.  While the Nominating Committee may also engage a professional search firm to assist in identifying qualified candidates, the Nominating Committee did not engage any third party to identify or evaluate or assist in identifying or evaluating the Director Nominees.   We do not have a policy with regard to the consideration of director candidates recommended by stockholders.  Due to the size of our Company and Board, the Nominating Committee does not believe that such a policy is necessary.

Depending on its level of familiarity with the candidates, the Nominating Committee may choose to interview certain candidates that it believes may possess qualifications and expertise required for membership on the Board.  It may also gather such other information it deems appropriate to develop a well-rounded view of the candidate.  Based on reports from those interviews or from Board members with personal knowledge and experience with a candidate, and on all other available information and relevant considerations, the Nominating Committee will select and nominate candidates who, in its view, are most suited for membership on the Board.

The members of the nominating and corporate governance committee are Dr. Arnold Baskies (Chairman), Dr. John Monahan and Lewis H. Titterton, Jr.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of five directors. On July 26, 2018, the independent members of the Board appointed Mr. Titterton as the lead independent director.  The lead independent director’s responsibilities include presiding at meetings of the Board at which the Chairman of the Board (who also serves as Chief Executive Officer of the Company) is not present, including executive sessions of the independent directors, and serving as a liaison between the Chairman of the Board and the independent directors.  The independent directors are able to meet independently with the Company’s independent registered public accounting firm without management to discuss the Company’s financial statements and related audits.  Therefore, while the Board has appointed a lead independent director, to the extent the composition of the Board changes in the future, the Board may reevaluate the role or necessity for a lead independent director.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management.  Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value.  A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company.  As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board.  Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management.  In addition, our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures.  Additional review or reporting on risk is conducted as needed or as requested by our Board.

Attendance

There were sixteen meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2018.  Each of our directors attended at least 75% of the aggregate number of meetings of the Board that they were eligible to attend.

There were four meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2018.  Each of the committee members attended all of the meetings of the Audit Committee that they were eligible to attend.

There were thirteen meetings, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2018.  Each of the committee members attended at least 75% of the meetings of the Compensation Committee that they were eligible to attend.

There was one meeting, exclusive of action by unanimous written consent, of the Nominating Committee held during fiscal year 2018.  Each of the committee members attended all of the meetings of the Nominating Committee that they were eligible to attend.

All members of our Board who then were serving as directors and were director nominees at that time, as well as all director nominees who were not currently serving as directors, attended our 2018 annual meeting of stockholders.  We encourage our directors to attend the annual meeting of stockholders.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.  We will provide a copy of our code of ethics to any person without charge, upon request.  For a copy of our code of ethics write to Secretary, Anixa Biosciences, Inc., 3150 Almaden Expressway, Suite 250, San Jose, CA 95118. A current copy of our code of ethics is also available to stockholders on the Company’s website at http://ir.anixa.com/governance-docs.

Section 16(a) Beneficial Ownership Reporting Compliance

                Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC.  Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file.  Based upon a review of these filings, we believe that all required Section 16(a) fillings were made on a timely basis during fiscal year 2018.

Transactions with Related Persons

Aside from compensation arrangements with executive officers described below, there are no other transactions entered into by the Company with related persons.

Related Person Transaction Approval Policy

While we have no written policy regarding approval of transactions between us and a related person, our Board, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations.  Generally, management would present to the Board for approval at the next regularly scheduled Board meeting any related person transactions proposed to be entered into by us.  The Board may approve the transaction if it is deemed to be in the best interests of our stockholders and the Company.

Executive Compensation

The following table sets forth certain information for the fiscal years ended October 31, 2018 and 2017, with respect to compensation awarded to, earned by or paid to our Chairman of the Board, President and Chief Executive Officer and our Chief Operating Officer and Chief Financial Officer (the “Named Executive Officers”).  No other executive officer received total compensation in excess of $100,000 during fiscal year 2018.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total Compensation ($)
Dr. Amit Kumar Chairman of the Board, President and Chief Executive Officer (3)	2018 2017	$ 425,000 $ 300,000	$ 233,333 $ -	$ 4,814,265 $ -	$ 6,085,336 $ 141,938	$ 34,700 $ 12,000	$ 11,592,634 $ 453,938
Michael J. Catelani Chief Operating Officer and Chief Financial Officer (4)	2018 2017	$ 248,583 $ 174,561	$ 33,333 $ -	$ - $ -	$ 1,625,000 $ 385,859	$ - $ -	$ 1,906,916 $ 560,420

(1)   These amounts have been calculated in accordance with Accounting Standards Codification (“ASC”) 718.  A discussion of assumptions used in valuation of option awards may be found in Note 2 to our Consolidated Financial Statements for fiscal year ended October 31, 2018, included in our Annual Report on Form 10-K.  These amounts reflect our accounting expense for these stock options and restricted stock awards and do not correspond to the actual value that may be recognized by our Named Executive Officers.

(2)   These amounts reflect the sum of the incremental cost to us of all perquisites and personal benefits, which consisted of compensation for use of a home office and reimbursement of medical insurance benefits for Dr. Kumar.

(3)   Effective January 1, 2019, Dr. Kumar’s base salary was increased from $450,000 per year to $481,500 per year.  In addition, Dr. Kumar received a cash bonus of $150,000 in January 2019.

(4)   Effective January 1, 2019, Mr. Catelani’s base salary was increased from $252,500 per year to $265,125 per year.  In addition, Mr. Catelani received a cash bonus of $50,000 in January 2019.

Employment Agreements

Consulting Agreement with Dr. Amit Kumar

On September 19, 2012, the Company entered into a Consulting Agreement with Dr. Amit Kumar (the “Kumar Agreement”) pursuant to which Dr. Kumar agreed to provide business consulting services for an initial annual consulting fee of $120,000.  On June 15, 2015, Dr. Kumar was appointed Vice Chairman of the Company and Executive Chairman of Anixa Diagnostics.  As a result of this appointment, Dr. Kumar’s annual cash compensation was increased to $300,000 by the Board.  On August 23, 2016, Dr. Kumar was appointed Executive Chairman of the Company, and on July 6, 2017, Dr. Kumar was appointed President and Chief Executive Officer of the Company.  On January 1, 2018, Dr. Kumar’s annual salary was increased to $450,000.  Effective January 1, 2019, Dr. Kumar’s annual salary was increased to $481,500 by the Compensation Committee of the Board.  The terms of the Kumar Agreement still remain in effect.

If Dr. Kumar’s services are terminated by the Company or he terminates his services for any reason or no reason, the Company shall be obligated to pay to Dr. Kumar only any earned compensation and/or bonus due under the Kumar Agreement and any unpaid reasonable and necessary expenses, due to him through the date of termination.  All such payments shall be made in a lump sum immediately following termination.

Stock Options

            Stock Option Awards

The following table sets forth certain information with respect to unexercised stock options held by the Named Executive Officers outstanding on October 31, 2018:

OUTSTANDING OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-Exercisable	Option Exercise Price ($) (6)	Option Expiration Date
Time-based Option Awards
Dr. Amit Kumar	320,000 106,667 213,333 40,000 177,778 (1) 100,000 (2)	22,222 (1) 500,000 (2)	$0.67 $0.67 $0.67 $0.67 $0.67 $3.70	9/19/2022 9/19/2022 9/19/2022 11/8/2023 2/18/2026 5/8/2028
Michael J. Catelani	33,336 (3) 62,500 (4) 83,333 (2)	16,664 (3) 137,500 (4) 416,667 (2)	$0.67 $0.67 $3.70	11/15/2026 7/6/2027 5/8/2028
Performance-based Option Awards
Dr. Amit Kumar	500,000 (5)	1,000,000 (5)	$3.70	5/8/2028

(1)   Options vest and become exercisable in 36 consecutive monthly installments, beginning March 31, 2016 and continuing through February 28, 2019.

(2)   Options vest and become exercisable in 36 consecutive monthly installments, beginning May 31, 2018 and continuing through April 30, 2021.

(3)   Options vest and become exercisable in one installment of 16,666 on November 1, 2017 and the remainder in eight consecutive quarterly installments, beginning January 31, 2018 and continuing through October 31, 2019.

(4)   Options vest and become exercisable in one installment of 50,000 on July 6, 2018 and the remainder in twelve consecutive quarterly installments, beginning October 31, 2018 and continuing through July 31, 2021.

(5)   Options shall vest as follows:  (i) 500,000 shares vest if during any 20 trading day period on or before May 31, 2021, the average closing stock price of the Company’s Common Stock is at least $5.00, (ii) 500,000 shares vest if during any 20 trading day period on or before May 31, 2021, the average closing stock price of the Company’s Common Stock is at least $7.00, and (iii) 500,000 shares vest if during any 20 trading day period on or before May 31, 2021, the average closing stock price of the Company’s Common Stock is at least $8.00.

(6)   On August 21, 2019, the Company entered into a settlement pursuant to which the Company agreed to reprice certain options that were repriced on September 6, 2017 to $0.67 to the option price immediately prior to that repricing.  Terms of the settlement are provided in a Form 8-K filed by the Company on August 26, 2019.

The following table summarizes stock option grants made to the Named Executive Officers during fiscal year 2018.

GRANTS OF PLAN BASED AWARDS
Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($)	Grant Date Fair Value ($)
Time-based Option Awards
Dr. Amit Kumar	5/8/2018	600,000	$3.70	$ 1,950,000
Michael J. Catelani	5/8/2018	500,000	$3.70	$ 1,625,000
Performance-based Option Awards
Dr. Amit Kumar	5/8/2018	1,500,000 (1)	$3.70	$ 4,135,336

(1)   See description of option award performance terms above.

            Stock Option Exercises

During the year ended October 31, 2018, no stock options were exercised by Named Executive Officers.

Stock Awards

On May 8, 2018, a restricted stock award of 1,500,000 shares of common stock was granted under our 2018 Share Incentive Plan to Dr. Kumar.  The restricted stock award vests in its entirety if during any 20 trading day period on or before May 31, 2021, the average closing stock price of the Company’s Common Stock is at least $11.00.  The grant date fair value of this restricted stock award was $4,814,265.

Potential Payments upon Termination or Change in Control

            Dr. Amit Kumar

Options granted Dr. Kumar on February 18, 2016 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable if Dr. Kumar is terminated without cause or upon a change in control as defined below.  The intrinsic value of options granted on February 18, 2016 would be $75,110, which was calculated by multiplying (a) 22,222 options (being the number of options granted to him on February 18, 2016 that would be accelerated) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2018 of $4.05 and (y) the options’ exercise price of $0.67 per share.

The time-based and performance-based options granted Dr. Kumar on May 8, 2018 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable upon a change in control as defined below.  The intrinsic value of options granted on May 8, 2018 would be $525,000, which was calculated by multiplying (a) 1,500,000 options (being the number of options granted to him on May 8, 2018 that would be accelerated) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2018 of $4.05 and (y) the options’ exercise price of $3.70 per share.

Michael J. Catelani

Options granted Mr. Catelani on November 15, 2016 and May 8, 2018 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable upon a change in control as defined below.  The intrinsic value of options granted on November 15, 2016 would be $56,324, which was calculated by multiplying (a) 16,664 options (being the number of options granted to him on November 15, 2016 that would be accelerated) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2018 of $4.05 and (y) the options’ exercise price of $0.67 per share.  The intrinsic value of options granted on May 8, 2018 would be $145,833, which was calculated by multiplying (a) 416,667 options (being the number of options granted to him on May 8, 2018 that would be accelerated) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2018 of $4.05 and (y) the options’ exercise price of $3.70 per share.

Options granted Mr. Catelani on July 6, 2017 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable if Mr. Catelani is terminated without cause or upon a change in control as defined below.  The intrinsic value of options granted on July 6, 2017 would be $464,750, which was calculated by multiplying (a) 137,500 options (being the number of options granted to him on July 6, 2017 that would be accelerated) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2018 of $4.05 and (y) the options’ exercise price of $0.67 per share.

Under our 2010 Share Incentive Plan and our 2018 Share Incentive Plan, “change in control” means:

•     Change in Ownership:  A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company.

•     Change in Effective Control:  A change in effective control of the Company occurs on the date that either:

o   any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

o   a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; provided, that this paragraph will apply only to the Company if no other corporation is a majority shareholder.

•     Change in Ownership of Substantial Assets:  A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of the assets of the Company immediately before such acquisition or acquisitions.  For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed consistent with the definition of “Change of Control” as defined under Code Section 409A and the applicable treasury regulations, as amended from time to time.

Director Compensation

There is no present arrangement for cash compensation of directors for services in that capacity.  Consistent with the non-employee director compensation approved on March 28, 2013 for calendar year 2013, on November 8, 2013, the Board approved an amendment to the 2010 Share Incentive Plan to provide that on January 1st of each year commencing on January 1, 2014, each non-employee director (a “Director Participant”) of the Company at that time shall automatically be granted a 10 year nonqualified stock option to purchase 12,000 shares of common stock (or 16,000 in the case of the Chairman of the Board to the extent he qualifies as a Director Participant), with an exercise price equal to the closing price on the date of grant, that will vest in four equal quarterly installments in the year of grant (the “Annual Grant”).  In addition, each person who is a Director Participant and joins the Board after January 1 of any year, shall be granted on the date such person joins the Board, a nonqualified stock option to purchase 12,000 shares of common stock (or 16,000 in the case of the Chairman of the Board) pro-rated based upon the number of calendar quarters remaining in the calendar year in which such person joins the Board (rounded up for partial quarters) (the “New Director Grant”).  Effective January 1, 2018 through the expiration of the 2010 Share Incentive Plan, each Director Participant has waived their right to receive the Annual Grant.

On July 26, 2018, the independent members of the Board appointed Mr. Titterton as the lead independent director of the Company.  As the Lead Independent Director, Mr. Titterton’s responsibilities include presiding at meetings of the Board at which the Chairman of the Board (who also serves as Chief Executive Officer of the Company) is not present, including executive sessions of the independent directors, and serving as a liaison between the Chairman of the Board and the independent directors.  In connection with his appointment as Lead Independent Director, Mr. Titterton was granted a 10 year nonqualified stock option to purchase 300,000 shares of common stock exercisable at $3.46, such option to vest quarterly over three years.

On October 8, 2018, Drs. Monahan and Baskies and Mr. Cavalier were each granted a 10 year nonqualified stock option to purchase 45,000 shares of common stock exercisable at $5.29, such option vesting monthly over a one year period.

Our employee director, Dr. Amit Kumar, did not receive any additional compensation for services provided as a director during fiscal year 2018.  The following table sets forth compensation of Lewis H. Titterton, Jr., Dr. John Monahan, Dr. Arnold Baskies, and David Cavalier, our non-employee directors, and Bruce F. Johnson and Richard H. Williams, our former non-employee directors, for fiscal year 2018:

DIRECTORS’ COMPENSATION
		All Other Compensation ($)	Total Compensation ($)
	Option Awards ($) (1)(2)
Name
Lewis H. Titterton, Jr.	$899,100	$-	$899,100
Dr. John Monahan	$202,140	$-	$202,140
Dr. Arnold Baskies (3)	$202,140	$-	$202,140
David Cavalier (3)	$202,140	$-	$202,140
Bruce F. Johnson (3)	$-	$-	$-
Richard H. Williams (3)	$-	$-	$-

(1)  These amounts have been calculated in accordance with ASC 718. A discussion of assumptions used in valuation of option awards may be found in Note 2 to our Consolidated Financial Statements for fiscal year ended October 31, 2018, included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these stock options and restricted stock awards and do not correspond to the actual value that may be recognized by our directors.

(2)  At October 31, 2018, Mr. Titterton, Dr. Monahan, Dr. Baskies and Mr. Cavalier held unexercised stock options to purchase 610,000, 113,000, 83,000 and 45,000 shares respectively, of our common stock.

(3) Messrs. Johnson and Williams resigned as directors, and Dr. Baskies and Mr. Cavalier became directors, on September 27, 2018.

PROPOSAL 2
APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Introduction

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the following proposal, commonly known as a “Say on Pay” proposal, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules.

Our goal for our executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for our success, and thereby increase stockholder value. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders. We urge stockholders to read the section titled “Executive Compensation” elsewhere in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in 2018.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This “say-on-pay” proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote FOR the following resolution at the Meeting:

“RESOLVED, that the stockholders of Anixa Biosciences, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Anixa Biosciences, Inc. proxy statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC.”

This say-on-pay vote is advisory, and therefore, is not binding on us, our Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders, and to the extent that this resolution is not approved by a majority of the votes properly cast, we may review and consider the results of this advisory vote in future compensation deliberations.

Vote Required

The approval, on an advisory basis, of the stockholders by a majority of the votes properly cast at the Meeting is being sought to approve the compensation of our named executive officers as disclosed in this proxy statement.

Recommendation

Our Board recommends that stockholders vote FOR the approval on an advisory basis of the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL 3

CONDUCTING FUTURE NON-BINDING STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Introduction

Under the Dodd-Frank Act, public companies are generally required to include in their proxy solicitations at least once every six years an advisory vote on whether an advisory vote on named executive officer compensation (such as the say-on-pay proposal that is included in this proxy statement) should occur every one, two or three years. At the Company’s 2013 annual stockholder meeting, the Board recommended and the Company’s stockholders voted that a say-on-pay proposal be included in the Company’s proxy statement every three years. It is now management’s belief, and the recommendation of our Board, that this non-binding advisory vote should occur every year.

We believe we have effective executive compensation practices. That said, our Board believes that providing our stockholders with an advisory vote on named executive officer compensation every year will bolster our executive compensation practices by allowing the Board and Compensation Committee to consider stockholder analysis when making compensation determinations.

For the above reasons, our Board recommends that stockholders approve holding an advisory vote on named executive officer compensation every year.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every year, two years, or three years, that receives the highest number of votes cast for this resolution will be determined to be the stockholders’ preferred frequency with which Anixa Biosciences, Inc. is to hold a stockholder advisory vote regarding the executive compensation of its named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules.”

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. However, because the vote on this proposal is only advisory in nature and is not binding on us or our Board, our Board will review and consider the results of the vote, but may decide that it is in our best interests and the best interests of our stockholders to hold an advisory vote on the compensation of our named executive officers more or less frequently than the option approved by our stockholders. The results of this advisory vote and the determination of the Board following such advisory vote will be included in the Current Report on Form 8-K that discloses the results of the Meeting.

Vote Required

The frequency of conducting future stockholder advisory votes on named executive officer compensation (which will be either every year, every two years or every three years) will be determined by the frequency that receives the largest number of votes.

Recommendation

Our Board recommends that stockholders vote FOR this non-binding advisory vote to occur every year.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2019

Introduction

On August 8, 2019, the Board appointed the firm of Haskell & White LLP to serve as the Company’s independent auditors for our fiscal year ending October 31, 2019. Stockholders will be asked to ratify the Board’s appointment of the Auditor to serve as our independent auditors. The Board, through its Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2019. A representative of the Auditor is not expected to be present at the Meeting.

Fees

The following table describes fees for professional audit services rendered and billed by Haskell & White LLP, our present independent registered public accounting firm and principal accountant, for the audit of our consolidated financial statements and for other services during fiscal years 2018 and 2017.

Type of Fee	2018	2017
Audit Fees (1)	$82,035	$81,125
Audit Related Fees (2)	17,750	19,620
Tax Fees (3)	22,000	24,000
All Other Fees (4)	15,950	49,350
Total	$137,735	$174,095

(1)   Audit fees for fiscal years 2018 and 2017 represent fees billed for services rendered by Haskell & White LLP for the audit of our consolidated financial statements and review of our quarterly reports on Form 10-Q.

(2)   Audit related fees for fiscal years 2018 and 2017 represent fees billed for services rendered by Haskell & White LLP in connection with our Registration Statements filed during fiscal years 2018 and 2017.

(3)   Tax Fees for fiscal years 2018 and 2017 represent fees billed for services rendered by Haskell & White LLP for the preparation of Federal and State income tax returns.

(4)   All other fees for fiscal years 2018 and 2017 represent fees billed for services rendered by Haskell & White LLP in connection with the preparation of comfort letters and research of various tax subjects.

Our Audit Committee has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

The Board has established pre-approval policies and procedures pursuant to which the Board approved the foregoing audit, tax and non-audit services provided by the Auditor in 2018. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the full Board. Fee estimates for these services are approved by the Chairman of the Board based on information provided by our management.

Required Vote

Ratification of the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019 requires the affirmative vote of a majority of the votes cast in person or by proxy at this Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2019.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 20,207,261 shares of Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. The affirmative vote of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is required for approval of the proposals. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth certain information with respect to our common stock beneficially owned as of the Record Date by (a) each person who is known by our management to be the beneficial owner of more than 5% of our outstanding common stock, (b) each of our directors and executive officers, and (c) all directors and executive officers as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)(3)(4)(5)	Percent of Class (6)
Directors and Officers of the Company
Dr. Amit Kumar 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	3,327,333	15.2%
Lewis H. Titterton, Jr. 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	1,301,544	6.3%
Michael J. Catelani 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	384,995	1.9%
Dr. John Monahan 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	163,900	*%
Dr. Arnold Baskies 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	92,888	*%
David Cavalier 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	47,000	*%
All Directors and Executive Officers as a Group (6 persons)	5,317,660	23.2%

* Less than 1%.

(1)   A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security or has the right to obtain such voting power and/or investment power within sixty (60) days.  Except as otherwise noted, each designated beneficial owner in this Annual Report on Form 10-K has sole voting power and investment power with respect to the shares of common stock beneficially owned by such person.

(2)   Includes 240,000 shares, 324,000 shares, 145,834 shares, 113,000 shares, 81,888 shares, 45,000 shares and 949,722 shares which Dr. Amit Kumar, Lewis H. Titterton, Jr., Michael J. Catelani, Dr. John Monahan, Dr. Arnold Baskies, David Cavalier and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the 2010 Share Incentive Plan.

(3)   Includes 783,333 shares, 236,111 shares and 1,019,444 shares which Dr. Amit Kumar, Michael J. Catelani and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the 2018 Share Incentive Plan.

(4)   Includes 640,000 shares, 86,000 shares and 726,000 shares which Dr. Amit Kumar, Lewis H. Titterton, Jr. and all directors and executive officers as a group, respectively, have the right to acquire within 60 days pursuant to option agreements with the Company.

(5)   Includes 1,500,000 restricted shares of common stock awarded to Dr. Amit Kumar pursuant to the 2018 Share Incentive Plan for which Dr. Kumar has voting rights but that vest only if during any twenty (20) trading day period on or before May 31, 2021 in which Dr. Kumar is employed by Anixa, the average closing stock price of the Company’s common stock is at least $11.00.

(6)   Based on 20,207,261 shares of common stock outstanding as of the Record Date.

Deadline for Submission of Stockholder Proposals for 2020 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 3150 Almaden Expressway, Suite 250, San Jose, 95118 no later than May 15, 2020.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2020 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as amended, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2020 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Dr. Amit Kumar. Dr. Kumar will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended October 31, 2018. Such Report includes the Company’s audited financial statements for the 2018 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Michael Catelani, Secretary of the Company, at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS DR. AMIT KUMAR AND MICHAEL CATELANI, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF ANIXA BIOSCIENCES, INC. HELD OF RECORD BY THE UNDERSIGNED ON AUGUST 30, 2019, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 23, 2019, OR ANY ADJOURNMENT THEREOF.

1.         Election of Dr. Amit Kumar, Dr. Arnold Baskies, David Cavalier, Emily Gottschalk, Dr. John Monahan and Lewis H. Titterton, Jr.to hold office until the 2020 Annual Meeting of Stockholders or their successors are elected and qualified.

[    ]      FOR ALL THE NOMINEES

[    ]      WITHHOLD AUTHORITY FOR THE NOMINEES

[    ]      FOR ALL EXCEPT (see instructions)

[    ]      Dr. Amit Kumar

[    ]      Dr. Arnold Baskies

[    ]      David Cavalier

[    ]      Emily Gottschalk

[    ]      Dr. John Monahan

[    ]      Lewis H. Titterton, Jr.

Instructions: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2.         To approve on a non-binding, advisory basis the compensation of our named executive officers:

                        [    ] FOR           [    ] AGAINST                      [    ] ABSTAIN

3.         To select on a non-binding, advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation:

                        [    ] 3 YEARS             [    ] 2 YEARS             [     ] 1 YEAR              [    ] ABSTAIN

4.         To ratify the appointment by the Board of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019:

                        [    ] FOR           [    ] AGAINST                      [    ] ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and proposals (including for holding an advisory vote on executive compensation every year) described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF Anixa Biosciences, Inc.

Signature of Stockholder(s)                                                     Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET— You may cast your vote by visiting http://www.proxyvote.com.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.